UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 20, 2000


                                 C-COR.net Corp.
             (Exact name of Registrant as specified in its charter)

       Pennsylvania                     0-10726                  24-0811591
(State or other jurisdiction of     (Commission File          (I.R.S. Employer
incorporation or organization)       Number)                 Identification No.)

  60 Decibel Road, State College, Pennsylvania               16801
         (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:            (814) 238-2461


         (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

On January 20, 2000, the Registrant issued a press release, which is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference, announcing that it has entered into an Agreement and Plan of Merger providing, upon the satisfaction of certain conditions contained therein, for the merger of C-COR.net Services Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Registrant, with and into Worldbridge Broadband Services, Inc., a Delaware corporation ("Worldbridge"), with Worldbridge being the surviving entity and becoming a wholly owned subsidiary of the Registrant.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits.

         99.1 Press Release, dated January 20, 2000, of C-COR.net Corp.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

C-COR.net Corp.
(Registrant)

January 20, 2000


By: /s/ David A. Woodle,
Name: David A. Woodle
Title: President and Chief Executive Officer